Filed pursuant to Rule 497(a)
File No. 333-197689
Rule 482 AD

StoneCastle Financial Corp. Announces Partial Exercise of Overallotment Option

NEW YORK, NY, December 2, 2014 (GLOBE NEWSWIRE) — StoneCastle Financial Corp. (“StoneCastle Financial”) (NASDAQ:BANX) today announced that the underwriters of its follow-on offering exercised a portion of their overallotment option and purchased an additional 202,000 shares of its common stock, to be sold at $23.00 per share.  Following the partial exercise of the overallotment option, StoneCastle Financial has 6,501,035 shares outstanding.

StoneCastle Financial intends to use the net proceeds of this offering to make new investments in community banks, among other things.  In accordance with its investment objectives, StoneCastle Financial seeks to invest primarily in preferred equity, subordinated debt, convertible securities and, to a lesser extent, common equity in the U.S. community bank sector.

Keefe, Bruyette & Woods, Inc., Robert W. Baird & Co. Incorporated and Oppenheimer & Co. Inc. acted as joint book-running managers for the offering.  JMP Securities LLC and Wunderlich Securities, Inc. acted as lead managers for the offering.  BB&T Capital Markets, a division of BB&T Securities, LLC, Boenning & Scattergood, Inc., Halliday Financial, LLC and Pershing LLC acted as co-managers for the offering.  Pepper Hamilton LLP acted as counsel to StoneCastle Financial and Dechert LLP acted as counsel to the underwriters.

Investors are advised to consider carefully the investment objectives, risks and charges and expenses of StoneCastle Financial before investing.  The prospectus dated November 4, 2014, which has been filed with the Securities and Exchange Commission (the “SEC”), contains this and other information about StoneCastle Financial and should be read carefully before investing.

This press release does not constitute an offer to sell or a solicitation of an offer to buy any securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

This offering is being made only by means of a prospectus, dated November 4, 2014, copies of which may be obtained from Keefe, Bruyette & Woods, Inc., Attn: Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019 or by telephone (800) 966-1559; from Robert W. Baird & Co.  Incorporated, Attention: Syndicate Department, 777 East Wisconsin Ave., Milwaukee, WI 53202 or by telephone (800) 792-2473; or from Oppenheimer & Co., Attn: Syndicate Department, 85 Broad Street, 26th Floor, New York, NY 10004 or by telephone (212) 667-8563.

About StoneCastle Financial Corp.

StoneCastle Financial is an SEC registered non-diversified, closed-end investment company listed on the NASDAQ Global Select Market under the symbol “BANX.” StoneCastle Financial intends to make long-term, passive, non-control investments in community banks seeking capital for organic growth, acquisitions, share repurchases and other refinancing activities. Its investment objective is to provide current income and, to a lesser extent, capital appreciation. StoneCastle Financial is managed by StoneCastle Asset Management LLC.

Forward-Looking Statements

This press release contains statements that are not historical facts and are forward-looking statements based on current management expectations involving substantial risks and uncertainties that could cause actual results to differ materially from the results expressed in, or implied by, these forward-looking statements. Actual future results may differ significantly from those stated in any forward-looking statement, depending on factors such as changes in securities or financial markets or general economic conditions, the volume of sales and purchases of shares of common stock, the continuation of investment advisory, administrative and service contracts, and other risks discussed from time to time in StoneCastle Financial’s filings with the SEC.

CONTACT:

Investor Contact

Julie Muraco

347-887-0324